GE INVESTMENTS FUNDS, INC.

Total Return Fund

(Class 1)

Supplement dated February 5, 2014

To the Statutory Prospectus dated May 1, 2013,

as supplemented on July 12, 2013 and November 11, 2013

and

Summary Prospectus dated May, 1, 2013

Effective February 5, 2014, the GE Investments Funds, Inc. statutory prospectus dated May 1, 2013, as supplemented (the “Prospectus”), and the GE Investments Total Return Fund summary prospectus dated May 1, 2013 (the “Summary Prospectus”) are revised as follows:

Total Return Fund

On page 5 of the Prospectus, and on page 4 of the Summary Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Jeffrey Palma	Less than 1 year	Senior Vice President, Tactical Asset Allocation of GE Asset Management
David Wiederecht	2 years	President and Chief Investment Officer — Investment Solutions of GE Asset Management
Alan Mason	Less than 1 year	Managing Director of BlackRock, Inc.
Christopher Bliss, CFA, CPA	Less than 1 year	Managing Director of BlackRock, Inc.
Scott Radell, CFA	Less than 1 year	Managing Director of BlackRock, Inc.

On page 18 of the Prospectus, under the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Portfolio Managers,” the paragraph entitled “Total Return Fund” is deleted in its entirety and replaced with the following:

The Total Return Fund is managed by a team of portfolio managers that includes Jeffrey Palma and David Wiederecht. Messrs. Palma and Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Each of the U.S. equity, international equity and fixed income portions of the Fund are managed by BlackRock, a sub-adviser retained by GE Asset Management. In addition to oversight authority for asset allocation, Messrs. Palma and Wiederecht may at times adjust the Fund’s investment exposure through the use of various investment techniques, such as investments in derivative instruments and exchange traded funds. Additional information about the sub-adviser can be found under the section entitled “About the Sub-Adviser” later in this Prospectus.

On page 18 of the Prospectus, under the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Portfolio Managers,” the biography of Greg Hartch is deleted in its entirety.

On page 19 of the Prospectus, under the sub-section entitled “Total Return Fund” within the section entitled “About the Sub-Adviser,” the paragraphs are deleted in their entirety and replaced with the following:

Total Return Fund

The Total Return Fund’s assets are allocated to and managed by BlackRock. GE Asset Management is responsible for allocating the U.S. equity, international equity and fixed income portions of the Fund to BlackRock (Allocated Assets) and for managing the Fund’s cash position. BlackRock’s Allocated Assets are managed by Alan Mason, Christopher Bliss, CFA, CPA, Greg Savage, CFA, Scott Radell, CFA, James Mauro and Karen Uyehara.

BlackRock Investment Management, LLC

1 University Square

Princeton, NJ 08540

BlackRock is a registered investment adviser and commodity pool operator organized in 1999. It is an indirect wholly-owned subsidiary of BlackRock, Inc. As of December 31, 2012, BlackRock, Inc., managed $3.79 trillion across equity, fixed income, real estate, liquidity, alternatives, and asset allocation/balanced strategies for institutional and retail clients. Key professionals involved in the day-to-day portfolio management for the Total Return Fund are:

Alan Mason is a Managing Director of BlackRock, Inc. since 2009. Previously, Mr. Mason was a Managing Director of Barclays Global Investors from 2008 to 2009 and a Principal from 1996 to 2008.

Christopher Bliss, CFA, CPA is a Managing Director of BlackRock, Inc. since 2010 and previously was a principal of Barclays Global Investors from 2005 to 2009.

Greg Savage, CFA is a Managing Director of BlackRock, Inc. since 2010 and became a Director in 2009. Previously, Mr. Savage was a Principal of Barclays Global Investors from 2007 to 2009 and an Associate from 1999 to 2007.

Scott Radell, CFA is a Managing Director of BlackRock, Inc. since 2009 and is Co-Head of U.S. Fixed Income Portfolio Solutions within BlackRock’s Model-Based Fixed Income Portfolio Management Group since 2009. Previously, Mr. Radell was a portfolio manager of Barclays Global Investors from 2004 to 2009.

James Mauro is a Director of BlackRock, Inc. since 2010 and previously was a Vice President of State Street Global Advisors from 2001 to 2010.

Karen Uyehara is a Director of BlackRock, Inc. since 2010 and previously was a portfolio manager of Western Asset Management Company from 2005 to 2010.

This Supplement should be retained with your

Summary Prospectus and Prospectus for future reference.